UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2026
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Doximity, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-40508	27-2485512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 3rd St. Suite 510 San Francisco, CA 94107 (Address of principal executive offices, including zip code)
(650) 549-4330 (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	DOCS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition
On February 5, 2026, Doximity, Inc. (“Doximity”) issued a press release announcing its financial results for its fiscal quarter ended December 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K.
The information provided in this Item 2.02 of this Current Report on Form 8-K, and the Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 5, 2026, Doximity, Inc. (“Doximity” or the “Company”) announced that Anna Bryson, the Company’s Chief Financial Officer, principal financial officer, and principal accounting officer, is taking a temporary medical leave of absence. In connection with Ms. Bryson’s leave, effective February 3, 2026, the Company’s Board of Directors appointed Siddharth Sitaram, the Company’s Chief Accounting Officer, to serve as the Company’s interim principal financial officer and interim principal accounting officer.
Mr. Sitaram, age 47, has served as Chief Accounting Officer at Doximity since January 2026. Prior to that, Mr. Sitaram served as the Company’s Senior Vice President, Finance & Accounting from May 2023 to January 2026 and Vice President, Corporate Controller from November 2020 to May 2023. Mr. Sitaram earned his Bachelor of Commerce (Honors) from Delhi University and is a Chartered Accountant (India) and a Certified Public Accountant (California). There are no familial relationships or related party transactions with the Company that would require disclosure under Items 401(d) or 404(a) of Regulations S-K in connection with his appointment.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release entitled “Doximity Announces Fiscal 2026 Third Quarter Financial Results dated February 5, 2026”
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 5, 2026

DOXIMITY, INC.

By:	/s/ Jeffrey Tangney
Jeffrey Tangney Chief Executive Officer